UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2010 (December 29, 2009)
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13962 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s (“SteelCloud” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risk factors include, among others: our ability to obtain financing in the short term, general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; and availability of qualified personnel; and the risk factors set forth from time to time in the reports SteelCloud files with the Securities and Exchange Commission.  SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01	Entry Into a Material Definitive Agreement

Allonge to Note

On December 29, 2009, SteelCloud entered into an Allonge to Note (the “Allonge”) with Caledonia Capital Corporation, a Delaware Corporation (the “Lender”).  The Allonge amends the terms of the Business Loan and Security Agreement dated July 1, 2009 (the “Agreement”), pursuant to which the Lender agreed to lend to SteelCloud $250,000 in the form of a Secured Promissory Note (the “Note”) issued on July 1, 2009.

The Note originally provided for a maturity date of December 29, 2009 (the “Maturity Date”) and an annual interest rate of 15%.  The Allonge amends the Note by, among other things, (a) increasing the annual interest rate of the Note to 20%, (b) providing that accrued interest under the Note shall be payable in monthly installments commencing on February 1, 2010, and continuing on the first business day of each successive month, and (c) extending the Maturity Date of the Note to March 31, 2010.  There are no penalties for early prepayment of the Note.

The foregoing summary of the terms of the Allonge, the Agreement, and the Note does not purport to summarize all of the provisions of these documents, and the transactions contemplated therein, and is qualified in its entirety by reference to (a) the Allonge, filed as Exhibit 10.1 to this Current Report on Form 8-K, and (b) the Agreement filed as exhibit 10.1 and the Note filed as exhibit 10.2 to the Current Report on Form 8-K filed by SteelCloud with the Securities and Exchange on July 8, 2009.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Allonge to Note,” the Company and the Lender entered into an Allonge which amends the terms of the Agreement and Note.  The Allonge, filed as Exhibit 10.1 to this Current Report on Form 8-K, and  the Agreement filed as exhibit 10.1 and the Note filed as exhibit 10.2 to the Current Report on Form 8-K filed by SteelCloud with the Securities and Exchange on July 8, 2009 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description
10.1	Allonge to Note dated as of December 29, 2009 by and between SteelCloud, Inc. and Caledonia Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.

By:	/s/ Brian H. Hajost
Brian H. Hajost, Chief Executive Officer

January 5, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Allonge to Note dated as of December 29, 2009 by and between SteelCloud, Inc. and Caledonia Capital Corporation.